Exhibit 10.3

NAME OF SUBSCRIBER:_____________________________ (the "undersigned" or the Buyer,")

To:	GlobalOptions Group, Inc.

75 Rockefeller Plaza

27th Floor

New York, NY 10019

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in GlobalOptions Group, Inc. (the “Company” or “GlobalOptions”). The Company is conducting a private placement (the “Private Placement”) of promissory notes (“Notes”). The Notes accrue interest at the rate of eight percent (8%) per annum and mature on June 30, 2006, unless extended pursuant to the terms of the Notes or earlier prepaid pursuant to the terms of the Notes. The purchase price per Note is $1,000.

1.	SUBSCRIPTION AND PURCHASE PRICE

1.1.       Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Notes indicated on page B-15 hereof on the terms and conditions described herein and the Company hereby agrees to issue and sell such Notes to the undersigned on the terms and conditions described herein.

1.2.       Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Notes shall be $1,000 per Note, for an aggregate purchase price as set forth on page B-15 hereof (the “Aggregate Purchase Price”). Payment for the Notes subscribed for hereunder shall be made by the undersigned, payable in United States dollars, by check or wire transfer to Olshan Grundman Frome Rosenweig & Wolosky LLP.

2.	ACCEPTANCE AND CLOSING PROCEDURES
	2.1.	Irrevocable Obligation.

(a)  The obligation of the undersigned to purchase the Notes contemplated hereby and the obligation of the Company to issue and sell the Notes contemplated hereby is irrevocable.

2.2.	Closing.

The Closing shall take place at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to GlobalOptions, at Park Avenue Tower, 65 E. 55th

Street, New York, New York 10022, simultaneously with the execution and delivery of this Agreement.

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned hereby acknowledges, agrees with and represents and warrants to GlobalOptions as follows:

(a)            The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(b)           The undersigned acknowledges his understanding that the offering and sale of the Notes is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to GlobalOptions as follows:

(i)             The undersigned is acquiring the Notes for the undersigned’s own account, and not with view to, or resale in connection with, any public sale or distribution of the Notes, except pursuant to sale registered or exempted under the Securities Act; provided, however, that by making the representations herein, the undersigned does not agree to hold any of the Notes for any minimum or other specific term and reserves the right to dispose of the Notes at any time in accordance with, or pursuant to, or a registration statement or an exemption under the Securities Act.

(ii)           The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies, and has no need for liquidity with respect to his investment in GlobalOptions;

(iii)          The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum, dated February 28, 2006, together with all annexes thereto (as such documents may be amended or supplemented, the “Memorandum”), relating to the private placement by GlobalOptions of the Notes, and all other documents requested by the undersigned or his Advisors, if any, have had the opportunity to review them, prior to the execution of this Agreement; and

(iv)          The undersigned (together with his Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Notes. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Notes.

(c)            The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is accurate and true in all material respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)           The undersigned is not relying on the Company or its affiliates with respect to economic considerations involved in this investment.

(e)            The undersigned understands and agrees that he or it must bear the economic risk of his purchase because, among other reasons, the Notes have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, GlobalOptions is under no obligation to register the Securities on his or its behalf.

(f)            No representations or warranties have been made to the undersigned by GlobalOptions or any of its officers, employees, agents, affiliates or subsidiaries, other than any representations of GlobalOptions contained herein and in the Memorandum, and in subscribing for Notes the undersigned is not relying upon any representations other than any contained herein or in the Memorandum; provided that nothing contained herein shall modify, amend or affect the undersigned's right to rely on the Company's representations and warranties contained herein.

(g)           The undersigned understands and acknowledges that his or its purchase of the Notes is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

(h)           The undersigned understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act pursuant to a registration statement that has been declared effective or (ii) in the opinion of counsel reasonably acceptable to GlobalOptions, such securities may be sold without registration under the Securities Act as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES

ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE NOTES.

(i)             Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Notes, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

(j)             The undersigned and his or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of GlobalOptions concerning the offering of the Notes and the business, financial condition, results of operations and prospects of GlobalOptions, and all such questions have been answered to the reasonable satisfaction of the undersigned and his or its Advisors, if any.

(k)           The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Notes through or as a result of, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Notes and is not subscribing for Notes and did not become aware of the offering of the Notes through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally

(l)             The undersigned has not engaged any placement agent, financial advisor or broker which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than as otherwise described in the Memorandum) and, in turn, to be paid to other selected dealers.

(m)          The foregoing representations, warranties, and agreements shall survive the Closing.

4.	GLOBALOPTIONS’ REPRESENTATIONS AND WARRANTIES

GlobalOptions hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

(a)            The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. The Company has no Subsidiaries except as set forth on Schedule 4(a).

(b)           GlobalOptions has the corporate power and authority to execute and deliver this Agreement and the Notes and to perform its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by GlobalOptions and is valid, binding and enforceable against GlobalOptions in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)            The issuance of the Notes is duly authorized and is free from all taxes, liens and charges with respect to the issue thereof. Subject to the accuracy of the undersigned's representations and warranties in Section 2 of this Agreement, the offer and issuance by the Company of the Securities in conformity with the terms of this Agreement constitute transactions is exempt from registration under the Securities Act.

(d)           Neither the execution and delivery nor the performance of this Agreement by GlobalOptions will conflict with GlobalOptions’s Articles of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which GlobalOptions is a party or by which GlobalOptions is bound.

(e)            After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, GlobalOptions will have the capitalization as described in the Memorandum.

(f)            The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Notes, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date.

(g)           Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby.

(h)           None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Notes under the Securities Act or cause this offering of the Notes to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Notes under the Securities Act or cause the offering of the Notes to be integrated with other offerings.

(i)             Except as set forth on Schedule 3(i), no indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(j)             The Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(k)           Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the Notes, which shall be publicly disclosed by the Company pursuant to its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company confirms that neither it nor any other person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. The representations and warranties of the Company contained in this Section 3, as modified by the Schedules to this Agreement, furnished by or on behalf of the Company as of the date hereof, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(l)             Each other buyer purchasing Notes prior to or contemporaneously herewith (the "Other Buyers") shall purchase such Notes pursuant to an identical form of this Agreement (other than the amount of Notes to be purchased), the form of the Note to be issued hereunder and the Subordination Agreement for a total aggregate purchase price for the Buyer and the Other Buyers (collectively, the "Buyers") of not less than $5 million.

(m)          Since June 24, 2005, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

The foregoing representations, warranties, and agreements shall survive the Closing.

5.	USE OF PROCEEDS

GlobalOptions shall use the net proceeds from the offering of the Notes to pursue its strategy of acquiring complementary businesses in the areas of risk mitigation, security, investigations and crisis management, and as otherwise set forth in the Memorandum.

6.	INSIDER TRADING PROHIBITION; INDEMNITY

(a)            Commencing as of the date of this Agreement and until the Closing Date, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of GlobalOptions or securities exercisable or convertible into or exchangeable for any shares of capital stock of GlobalOptions, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of GlobalOptions.

(b)           The Company agrees to indemnify and hold harmless the undersigned and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Company, or the Company’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the Company to the undersigned, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

7.	COVENANTS

(a)            The Company shall reimburse Magnetar Financial LLC or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable costs and expenses, not to exceed $30,000, incurred in connection with the transactions contemplated by this Agreement and the Notes (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount shall be withheld by Magnetar Capital Master Fund, Ltd. from its purchase price at the Closing.

(b)           The Company acknowledges and agrees that the Notes may be pledged pursuant to an available exemption from registration under the Securities Act by the undersigned in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Notes. The pledge of Notes shall not be deemed to be a transfer, sale or assignment of the Notes hereunder, and the undersigned shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or the Notes The Company hereby agrees to execute and deliver such documentation as a pledgee of the Notes may reasonably request in connection with a pledge of the Notes to such pledge.

(c)             On or before 9:30 a.m., New York Time, on the first Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement and the Notes in the form required by the Exchange Act and attaching this Agreement, the form of Note and the Subordination Agreement (the "Subordination Agreement") dated as of the date hereof by and between the Buyer and Silicon Valley Bank (the "Senior Lender") (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed any material nonpublic information delivered to the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date of this Agreement without the express written consent of such Buyer. Neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the information in the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations. Without the prior written consent of any applicable Buyer, the Company shall not disclose the name of any Buyer in any filing, announcement, release or otherwise.

8.	MISCELLANEOUS PROVISIONS

8.1.          Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

8.2.          Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

8.3.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.4.          Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

8.5           Assignability. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Notes issued and issuable hereunder. The Buyer may assign some or all of its rights hereunder in connection with transfer of any of its Notes without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned

8.6           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

8.7           Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under this Agreement, the Notes and the Subordination Agreement are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any such documents. Nothing contained herein or in the Notes or Subordination Agreement, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, the Notes or the Subordination Agreement. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the Notes or Subordination Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

WIRE TRANSFER INSTRUCTIONS

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________, 2006.

________________________	X $1,000 for each Note	= $_____________________
Notes subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE B-11.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE B-12.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

GlobalOptions.

By:
Name:
Title:

By:
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

[seal]

Attest:
(If Entity is a Corporation)

Address

ACCEPTED this ____ day of __________ 2006, on behalf of GlobalOptions.

By:
Name:
Title:

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐

You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase the Notes is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Notes is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Notes is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐

You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Notes and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of GlobalOptions Group, Inc.
☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Notes.
☐

You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐

You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, whose subscription for and purchase of the Notes is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased securities of GlobalOptions.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)

Title of Signatory (Entities only)